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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 29, 1999


                          CENTENNIAL TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        DELAWARE                          1-12912                04-2978400
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
        of incorporation)                                    identification no.)


                       7 LOPEZ ROAD, WILMINGTON, MA       01887
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 988-8848
                                                           --------------

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ITEM 5 - OTHER EVENTS

         In connection with the Asset Purchase Agreement, dated as of December 29, 1999 (the "Purchase Agreement"), by and between Centennial Technologies, Inc. ("Registrant") and Intel Corporation ("Intel"), Registrant and American Securities Transfer & Trust, Inc. (the "Rights Agent") entered into an amendment to the Rights Agreement, dated as of December 29, 1999 ("Amendment No. 1 to Rights Agreement"), amending the Rights Agreement, dated as of March 16, 1999 (the "Rights Agreement"), by and between Registrant and the Rights Agent in order to, among other things, amend Sections 1 and 3(a) of the Rights Agreement to provide that neither Intel nor any of its Affiliates or Associates (each, as defined in the Rights Agreement) will become an Acquiring Person (as defined in the Rights Agreement) by reason of its acquisition of shares of Registrant's Series B Convertible Preferred Stock pursuant to the Purchase Agreement.

         A copy of Amendment No. 1 to Rights Agreement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The foregoing description of Amendment No. 1 to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to Rights Agreement.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit 99.1 Amendment No. 1 to Rights Agreement, dated December 29, 1999, by and between Centennial Technologies, Inc. and American Stock Transfer & Trust, Inc. as Rights Agent.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CENTENNIAL TECHNOLOGIES, INC.



Date: February 1, 2000                  By: /s/ RICHARD J. PULSIFER
                                            -----------------------------------
                                            Richard J. Pulsifer
                                            Chief Financial Officer, Secretary
                                            and Treasurer



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                                  EXHIBIT INDEX

      EXHIBIT NO.           DESCRIPTION

      99.1 Amendment No. 1 to Rights Agreement, dated December 29, 1999, by and between Centennial Technologies, Inc. and American Stock Transfer & Trust, Inc. as Rights Agent.